UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/30/2007

Allied Motion Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-04041

Colorado	84-0518115
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

23 Inverness Way East, Suite 150, Englewood, CO, 80112
(Address of principal executive offices, including zip code)

303-799-8520
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2007 the Board of Directors of Allied Motion Technologies Inc. (the "Corporation") approved an amendment to Sections 6.1, 6.2 and 6.3 of Article VI of the Bylaws of the Corporation to ensure compliance with NASDAQ requirements for qualification for book entry or direct registration transactions for all shares of capital stock of the Corporation. The amendment is attached hereto as Exhibit 3 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 3        Amendment to Bylaws dated October 30, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Motion Technologies Inc.

Date: November 02, 2007	By:	/s/ Richard D. Smith
Richard D. Smith
Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.	Amendment to Bylaws dated October 30, 2007